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                                                                    EXHIBIT 10.7


                               AMENDMENT NO. 1 TO
                                PLEDGE AGREEMENT

            This Amendment No. 1 to the Pledge Agreements made as of May 5, 2000 and October 16, 2000 (collectively the "Pledge Agreements") between Richard M. Spaulding, an individual residing at 66 Solon Street, Newton MA 02161 ("Pledgor") and ePresence, Inc., a Massachusetts Corporation, with its principal place of business located at 120 Flanders Road, Westboro, MA 01581 ("Pledgee") is effective as of the 26th day of July, 2001. Capitalized Terms used and not otherwise defined herein shall have the respective meaning ascribed to them in the Pledge Agreement.

                                   WITNESSETH:

            WHEREAS, the Pledgor has issued a secured promissory note dated May 5, 2000 (the "May 2000 Note") in the original principal amount of Fifty Two Thousand Four Hundred Sixty Dollars and Seventy Four Cents ($52,460.74) payable to the Pledgee, pursuant to its terms; and

            WHEREAS, the Pledgor has issued a secured promissory note dated October 16, 2000 (the "October 2000 Note") in the original principal amount of Forty-Three Thousand Nine Hundred Thirty Nine Dollars and Thirty Two Cents ($43,939.32) payable to the Pledgee, pursuant to its terms; and

            WHEREAS, the May 2000 Note and the October 2000 Note have been consolidated into a Promissory note dated July 26, 2001 (the "Consolidated Note") in the original principal amount of One Hundred One Thousand Seven Hundred Twenty Seven Dollars and Eighty Four Cents ($101,727.84) payable to the Pledgee, pursuant to its terms; and

            WHEREAS, the parties desire to amend the Pledge Agreements pursuant to Section 15 of them.

            NOW THEREFORE, the parties hereto agree and acknowledge that the foregoing recitals are true and correct and to the following:

            1. That all references to the term Note in the Pledge Agreements shall hereby be replaced with the term Consolidated Note in the Pledge Agreements.

            2. The Pledgor hereby confirms that the representations of the Pledgor contained in Section 4 of the Pledge Agreements are true and correct on and as of the date hereof as if made on the date hereof.

            3. Except as specifically amended hereby, all terms and conditions of the Pledge Agreements will continue in full force and effect in accordance with its terms.

            4. This Amendment may be executed in counterparts, each of which shall be deemed to be an original but both of which shall constitute one and the same instrument.

            Executed under seal as of the date first above written:

Pledgor:                                 Pledgee:

/s/ Richard M. Spaulding                 /s/ William P. Ferry
---------------------                    --------------------
Richard M. Spaulding                     By:
                                         Its: